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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                     ------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) August 3, 1998
                                                          --------------



                                    CONECTIV
                  ------------------        -----------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)





          Delaware                  I-13895                  51-0377417
     -------------------          ------------           ------------------
(STATE OR OTHER JURISDICTION      (COMMISSION              (IRS EMPLOYER
        OF INCORPORATION)         FILE NUMBER)           IDENTIFICATION NO.)




800 King Street, P.O. Box 231, Wilmington, Delaware                  19899
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)




         Registrant's Telephone Number, Including Area Code 302-429-3525
                                                          --------------





                                      None
        -------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.    OTHER EVENTS

      On July 31, 1998, the Company issued a press release announcing the adoption of a stock repurchase program. A copy of the press release is attached hereto as Exhibit 99(a) and is incorporated herein in its entirety.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            A press release announcing the adoption of a stock repurchase program is filed as Exhibit 99(a) to this Report.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                                      Conectiv
                                                                      --------
                                                                    (Registrant)



Date: August 3, 1998                                /s/ L.M. Walters
                                                --------------------------
                                                         Treasurer





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                                  EXHIBIT INDEX



      99 (a) - Press release announcing the adoption of a stock repurchase program







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